                                                                  Exhibit 10.213
                                                                      038203
                                    CONTRACT

     THIS AGREEMENT, made and executed in FOUR (4) original counterparts this 24th day of September A.D. 2002 between the Utah Department of
Transportation, hereinafter called "Department," first party, and MEADOW VALLEY CONTRACTORS, INC. hereinafter called "Contractor," second party.

     WITNESSETH, That for and in consideration of payments, hereinafter mentioned, to be made by the Department, the Contractor agrees to furnish all labor and equipment; to furnish and deliver all materials not specifically mentioned as being furnished by the Department and to do and perform all work in the CRACK & SEAT, OVERLAY, WIDENING, STRUCTURES & NOISE WALLS in SALT LAKE COUNTY, State of Utah, the same being identified as *IM-NH-215-9(102)10 for the approximate sum of Sixteen Million One Hundred Twenty Seven Thousand Six Hundred Twenty Eight Dollars and 75/100 ($16,127,628.75).

     The Contractor further covenants and agrees that all of said work and labor shall be done and performed in the best and most workmanlike manner and in strict conformity with the plans and specifications. The said Plans, and Specifications and the Notice to Contractors, Instruction to Bidders, the Proposal, Special Provisions and Contract Bond are hereby made a part of this agreement as fully and to the same effect as if the same had been set forth at length herein.

     In consideration of the foregoing premises, the Department agrees to pay to Contractor in the manner and in the amount provided in the said specification and proposal.

     IN WITNESS WHEREOF, The parties hereto have subscribed their names through their proper officers thereunto duly authorized as of the day and year first above written.

Attest:                                   UTAH DEPARTMENT OF TRANSPORTATION

/s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
--------------------------------------    --------------------------------------
             Secretary                    Director of Transportation-First Party



/s/ [ILLEGIBLE]                           MEADOW VALLEY CONTRACTORS, INC.
--------------------------------------    --------------------------------------
WITNESS TO: COMPANY REPRESENTATIVE                     SECOND PARTY



APPROVED AS TO FORM:                      BY /s/ Steve Kiesel
                                             -----------------------------------
                                                Steve Kiesel - Area Manager
BY /s/ [ILLEGIBLE]                        --------------------------------------
--------------------------------------            COMPANY REPRESENTATIVE
         UDOT LEGAL COUNSEL


APPROVED /s/ [ILLEGIBLE]                              94-279836-5501
         -----------------------------    --------------------------------------
             CONTRACT ADMINISTRATOR           UTAH CONTRACTOR LICENSE NUMBER

                                          FUNDS AVAILABLE
                                                         -----------------------

                                          /s/ Janet Gladman             10/15/02
                                          ----------------------------  --------
                                          BUDGET OFFICER                  DATE

Executed in Four Counterparts

                                PERFORMANCE BOND

         TITLE 63, CHAPTER 56, SEC., 38 AND 39, U.C.A., 1953 AS AMENDED
                                                               BOND NO. 24006414
KNOW ALL MEN BY THESE PRESENTS:

That, MEADOW VALLEY CONTRACTORS, INC. hereinafter referred to as the "Principal," and LIBERTY MUTUAL INSURANCE COMPANY a corporation organized and existing under the laws of the State of MASSACHUSETTS with its principal office in the City of BOSTON hereinafter referred to as the "Surety," are held and firmly bound unto the State of Utah by and through the Utah Department of Transportation, hereinafter referred to as the "Obligee," in the amount of SIXTEEN MILLION ONE HUNDRED TWENTY SEVEN THOUSAND SIX HUNDRED TWENTY EIGHT DOLLARS AND 75/100 ($16,127,628.75) for the payment whereof, the said Principal and Surety bind themselves, their heirs, administrators, executors, successors and assigns, jointly and severally, firmly by these presents.

     WHEREAS, The Principal has entered into a certain written contract with the obligee, dated the 9th day of October 2002 for CRACK & SEAT, OVERLAY, WIDENING, STRUCTURES & NOISE WALLS in the COUNTY OF SALT LAKE State of Utah, Project No. *IM-NH-215-9(102)10 for the approximate sum of SIXTEEN MILLION ONE HUNDRED TWENTY SEVEN THOUSAND SIX HUNDRED TWENTY EIGHT DOLLARS AND 75/100 ($16,127,628.75) which contract is hereby referred to and made a part hereof as fully and to the same extent as if copied at length herein.

     NOW, THEREFORE, The condition of this obligation is such, that if the said Principal shall faithfully perform the contract in accordance with the plans, specifications, and conditions thereof, then, this obligation shall be void, otherwise to remain in full force and effect.

     PROVIDED, HOWEVER, That this bond is executed pursuant to the provisions of Title 63, Chapter 56, Utah Code Annotated, 1953, as amended, and all liabilities on this bond to all such claimants shall be determined in accordance with said provisions, to the same extent as if it were copied at length herein.

IN WITNESS WHEREOF, The said Principal and Surety have signed and sealed this instrument this 18 day of Sept. 2002.

                                       MEADOW VALLEY CONTRACTORS INC. (Seal)
                                       -----------------------------------------

                                       /s/ ILLEGIBLE                      (Seal)
                                       -----------------------------------------
                                       CONTRACTOR COMPANY REPRESENTATIVE
WITNESS OR ATTESTATION:

/s/ ILLEGIBLE
-----------------------------------
WITNESS TO: CONTRACTOR
COMPANY REPRESENTATIVE
                                       Liberty Mutual Insurance Company
                                       ----------------------------------------
                                                   SURETY COMPANY

                                       Phone:  (714) 542-9815
                                             ----------------------------------

/s/ Rhonda C. Abel                     By  Jeri Apodaca
-----------------------------------      --------------------------------------
WITNESS TO: ATTORNEY-IN-FACT               Jeri Apodaca, ATTORNEY-IN-FACT
STATE OF: MASSACHUSETTS
CITY OF: BOSTON
STATE OF CALIFORNIA COUNTY OF
ORANGE

     Jeri Apodaca being first duly sworn on oath disposes and says, that he is the Attorney-in-Fact of the Liberty Mutual Insurance* and that he is duly authorized to execute and deliver the foregoing obligation, that said Company is authorized to execute the same, and has complied in all respects with the laws of Utah in reference to becoming sole surety upon bonds, undertakings, and obligations.

     *Company
                                       /s/ Jeri Apodaca
                                       ----------------------------------------
                                       ATTORNEY-IN-FACT            Jeri Apodaca

     Subscribed and sworn to before me this 18th day of September 2002.

My commission expires: August 9, 2005  /s/ Rhonda C. Abel
                                       ----------------------------------------
                                       NOTARY PUBLIC             Rhonda C. Abel

APPROVED AS TO FORM: /s/ ILLEGIBLE
                    ------------------------
                    UDOT LEGAL COUNSEL

                                             [RHONDA C. ABEL NOTARY PUBLIC SEAL]